                                                                   EXHIBIT 10.23


                  THIS AGREEMENT (this "Agreement") is made and entered into as of this 4th day of February, 2002 and shall completely AMEND AND RESTATE the Agreement (the "Prior Agreement") dated July 16, 2000 by and between Viasystems Group, Inc. ("Group"), Viasystems, Inc. ("Inc."), Viasystems Technologies Corp. LLC ("Technologies"), Viasystems Milwaukee, Inc. ("Milwaukee"), Viasystems International, Inc. ("International"), Wire Harness LLC ("Harness"), Viasystems Milford LLC ("Milford"), Viasystems San Jose, Inc. ("San Jose"), and Viasystems Portland, Inc. ("Portland") (collectively Group, Inc., Technologies, Milwaukee, International, Harness, Milford, San Jose, and Portland are referred to herein as the "Company"), and James N. Mills ("Mills").

                                  WITNESSETH:

                  WHEREAS, Group, Inc, and Technologies and Mills entered into the Prior Agreement and wish to amend and restate such agreement as set forth herein.

                  NOW, THEREFORE, Mills and the Company, in consideration of the agreements, covenants and conditions herein contained, hereby agree as follows:

         SECTION 1. CHAIRMANSHIP PROVISIONS.

                  Mills (i) agreed to voluntarily retire from his position of Chief Executive Officer of Group, Inc. and Technologies and any other officer and employee positions held with the Company and its subsidiaries effective as of July 16, 2001 and (ii) agrees to retire and resign his position of non-executive Chairman of the Board of Directors (the "Board") and as a director of Group and Inc. on the date hereof.

         SECTION 2. RETIREMENT BENEFITS.

                  (a) Retirement Pay. The Company shall pay to Mills an amount of Two Million One Hundred Sixty Nine Thousand One Hundred and Sixty Seven Dollars ($2,169,167). Such benefits shall be payable in equal installments (on the 15th and 30th of each month) though March 31, 2005 in accordance with the payroll practices of the Company in effect from time to time. All such payments shall be subject to deduction and withholding authorized or required by applicable law.

                  (b) Benefits. Through March 31, 2005, Mills shall be entitled to such other benefits as are customarily accorded the executives of the Company, including without limitation, group life, hospitalization and other insurance and vacations.

                  (c) Medical Benefits. During the lifetime of Mills and/or Mills' spouse, the Company shall provide health coverage to Mills and/or Mills' spouse at least equal to the health coverage granted to the Mills prior to the date hereof at no cost to Mills and/or Mills' spouse.

                  (d) Directors and Officers Insurance. The Company will obtain and maintain a policy of insurance on directors and officers of the Company and any parent company in amounts to be determined by the Company, in its reasonable judgement based upon companies similarly situated. The Company will provide directors and officers insurance coverage and indemnification rights to Mills on the same basis as it covers or provides the other current (as of the date hereof) directors and officers of the Company from time to time or the then serving officers or directors of the Company if greater.

         SECTION 3. BENEFITS UPON DEATH. In the event of the death of the Mills prior to March 31, 2005, Mills' estate, heirs or beneficiaries, as applicable, shall be entitled, in addition to any other benefits specifically provided to them or Mills under any benefit plan, to receive the retirement compensation set forth in Section 2 hereof until March 31, 2005.

         SECTION 4. EXPENSE REIMBURSEMENT. Through March 31, 2005, Mills will be reimbursed by the Company for expenses incurred by Mills to own and maintain an automobile.

         SECTION 5. ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto except that this Agreement and all of the provisions hereof may be assigned by the Company to any successor to all or substantially all of its assets, by merger or otherwise, and may otherwise be assigned upon the prior written consent of Mills.

         SECTION 6. NO VIOLATION. Mills hereby represents and warrants to the Company that the execution, delivery and performance of this Agreement or the passage of time, or both, will not conflict with, result in a default, right to accelerate or loss of rights under any provision of any agreement or understanding to which the Mills or, to the best knowledge of Mills, any of Mills' affiliates are a party or by which Mills, or to the best knowledge of Mills, Mills' affiliates may be bound or affected.

         SECTION 7. CAPTIONS. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit or amplify the provisions hereof.

         SECTION 8. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered, whether or not actually received, two days after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the party to whom notice is being given at the specified address or at such other address as such party may designate by notice:

                  Company:                  Viasystems Group, Inc.
                                            101 South Hanley Road
                                            St. Louis, Missouri 63105
                                            Attn: Board of Directors

                  Mills:                    James N. Mills

                                            -----------------

                                            -----------------

         SECTION 9. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provisions shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; provided however to the extent the scope or the duration of the prohibited activities in Section 14 are held to be illegal, invalid, or uninforceable as a result of an action initiated by Mills (other than in the case of nonpayment of the retirement compensation), the retirement benefits in Section 2(a) shall be reduced to reflect the reduction in scope or duration of the prohibited activities In such event, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. In lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         SECTION 10. ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Notwithstanding the foregoing, this Agreement does not supersede the Agreement (other than the first bullet point thereof) dated July 5, 2001 between Mills and Thomas O. Hicks. This Agreement may be amended in whole or in part only by an instrument in writing setting forth the particulars of such amendment and duly executed by an officer of the Company expressly authorized by the Board to do so and by Mills.

         SECTION 11. WAIVER. No delay or omission by any party hereto to exercise any right or power hereunder shall impair such right or power to be construed as a waiver thereof. A waiver by any of the parties hereto of any of the covenants to be performed by any other party or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. Except as otherwise expressly set forth herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any party at law, in equity or otherwise.

         SECTION 12. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

         SECTION 13. GOVERNING LAW. This Agreement shall be construed and enforced according to the laws of the State of Missouri.

         SECTION 14. NON-COMPETITION. For a period from the date hereof through March 31, 2005, Mills shall not, without the express prior written consent of Viasystems, directly or indirectly, engage, participate, make any financial investment in, or become employed by or render advisory or other services to or for any person or other business enterprise engaged in the design, manufacture and sale of printed circuit boards, back planes, wire harnesses or electronic manufacturing services (any of the foregoing activities being referred to herein as "Competitive Activities"). The foregoing covenant respecting Competitive Activities shall not be construed to preclude Mills from making (a) any investments in the securities of any company, whether or not engaged in competition with Viasystems, to the extent that such securities are actively traded on a national securities exchange or in the over-the-counter market in the United States or any foreign securities exchange and such investment does not exceed five percent (5%) of the issued and outstanding shares of such company or give Mills the right or power to control or participate directly in making the policy decisions of such company or (b) the loan in the amount not greater than $30,000 made prior to the date hereof to Robert J. Mills in respect of Electronics Components Marketing Group.

         SECTION 15. GENERAL RELEASE OF MILLS. For and in consideration of the commitments made herein by Mills and the representation by Mills that other than the loan to Robert J. Mills described in Section 14, conversations with Robert
J. Mills and KC Arns and three business introductions which Mills has previously disclosed, prior to the date hereof Mills has not engaged in any activities that would have resulted in a material breach in Section 14, the Company and each constituent entity thereof and all of their subsidiaries, affiliates, successors, and assigns (collectively the "Viasystems Entities") do hereby release and completely and forever discharge Mills and his heirs, personal representatives, agents, successors, and assigns, to the fullest extent permitted by applicable law, from any and all claims, rights, demands, actions, liabilities, obligations, causes of action of any and all kinds, nature, and character whatsoever, known or unknown, whether based on a tort (including but not limited to a negligent or intentional tort), contract (implied, oral, or written) or any other theory of recovery under federal or state law and whether for compensatory or punitive damages, other monetary amounts or for equitable relief, and from any and all claims which the Viasystems Entities or any of them may now have that have arisen from or are in any way whatsoever connected with Mills' positions as an officer, director, employee, or agent of any of the Viasystems Entities. Notwithstanding the foregoing, none of the Viasystems Entities release Mills from claims arising out of any breach of this Agreement.

         SECTION 16. GENERAL RELEASE OF VIASYSTEMS ENTITIES. For and in consideration of the commitments made herein by the Viasystems Entities, Mills, for himself and for his heirs, personal representatives, successors, and assigns does hereby release and completely and forever discharge all of the Viasystems Entities and their officers, directors, employees, and agents, to the fullest extent permitted by applicable law, from any and all claims, rights, demands, actions, liabilities, obligations, causes of action of any and all kinds, nature and character whatsoever, known or unknown, whether based on a tort (including but not limited to a negligent or intentional tort), contract (implied, oral, or written) or any other theory of recovery under federal or state law and whether for compensatory or punitive damages, other monetary amounts, or for equitable relief, and any and all claims which Mills may now have that have arisen from or are in any way whatsoever connected with Mills' positions as an officer, director, employee, or agent of any of the Viasystems Entities. Notwithstanding the foregoing, Mills does not release any of the Viasystems Entities from any claims arising out of any breach of this Agreement or from any right to contribution or indemnity under the Delaware General Corporation law (or similar law related to entities not incorporated in Delaware), the articles or certificate of incorporation or the by-laws or similar instrument of any of the Viasystems Entities.

         SECTION 17. ANNOUNCEMENT. Any announcement of the resignation of Mills as Chairman of the Board and as a Director of any of the Viasystems Entities shall be to the effect that Mills has retired from the Company (and any other of the Viasystems Entities, as applicable).

         SECTION 18. NONDISPARAGEMENT. Following the date hereof, each party agrees not to disparage the other in public or private statements, and in general each shall conduct himself or itself in a manner consistent with the other's interest in maintaining its general and business reputation. The Viasystems Entities shall instruct their directors, officers and attorneys to comply with the provisions of this Section as though they were parties thereto.







            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.



                                     MILLS:



                                     -------------------------------------------
                                     James N. Mills





                                    COMPANY:

                                    VIASYSTEMS GROUP, INC.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    VIASYSTEMS, INC.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    VIASYSTEMS TECHNOLOGIES CORP. LLC



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    VIASYSTEMS MILWAUKEE, INC.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    VIASYSTEMS INTERNATIONAL, INC.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    WIRE HARNESS LLC



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    VIASYSTEMS MILFORD LLC



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    VIASYSTEMS SAN JOSE, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    VIASYSTEMS PORTLAND, INC.



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                       7